UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

CLEARWAY ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

Clearway Energy, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 1, 2019 in Princeton, New Jersey.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 — Election of nine directors

Name	Votes For	Withheld	Broker Non-Votes
Christopher S. Sotos	61,195,217	8,380,604	0
Nathaniel Anschuetz	59,818,133	9,757,688	0
Scott Stanley	59,823,132	9,752,689	0
Ferrell P. McClean	65,738,714	3,837,107	0
Daniel B. More	67,305,980	2,269,841	0
Jonathan Bram	55,610,097	13,965,724	0
Bruce MacLennan	59,828,270	9,747,551	0
E. Stanley O’Neal	67,651,370	1,924,451	0
Brian R. Ford	66,398,672	3,177,149	0

With respect to the foregoing Proposal 1, all nine directors were elected and each received a plurality of the votes cast at the Annual Meeting. Due to the lack of the requisite stockholder approval for Proposal 2 described below, the directors were not elected to any classes and all of the nine directors will serve a one-year term until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(b) Proposal 2 — Approval of the Amended and Restated Certificate of Incorporation to classify the Board of Directors into two classes with staggered terms, allow stockholders to remove a director only for cause, and make other technical changes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,702,576	20,784,510	88,735	0

The foregoing Proposal 2 was not approved as Proposal 2 required 66 and 2/3% of the combined voting power of shares of the Company’s common stock outstanding and entitled to vote to amend and restate.

(c) Proposal 3 — Advisory vote on the Company’s executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,654,512	539,536	381,773	0

The foregoing Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.
(Registrant)

By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
Corporate Secretary

Dated:  May 2, 2019